Morgan Stanley Institutional Fund Trust - Limited Duration Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: Verizon Communications Inc. 1.250% due 11/3/2014 Purchase/Trade Date: 10/27/2011
Offering Price of Shares: $99.938
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $715,000
Percentage of Offering Purchased by Fund: 0.095
Percentage of Fund's Total Assets:  0.43
Brokers: Credit Suisse, Morgan Stanley, UBS Investment Bank, Deutsche Bank Securities, RBC Capital Markets, Barclays Capital, BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., J.P. Morgan, Mitsubishi UFJ Securities, RBS, Wells Fargo Securities, Mizuho Securities, Santander
Purchased from: Credit Suisse Securities

Securities Purchased: Aristotle Holding Inc. 2.750% due 11/21/2014 Purchase/Trade Date: 11/14/2011
Offering Price of Shares: $99.883
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $580,000
Percentage of Offering Purchased by Fund: 0.064
Percentage of Fund's Total Assets:  0.35
Brokers: Credit Suisse, Citigroup, BofA Merrill Lynch, Morgan Stanley, Credit Agricole CIB, Deutsche Bank Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBS, Scotia Capital, SMBC Nikko, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: Credit Suisse Securities

Securities Purchased: Ecolab Inc. 3.00% due 12/8/2016
Purchase/Trade Date: 12/5/2011
Offering Price of Shares: $99.802
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $320,000
Percentage of Offering Purchased by Fund: 0.026
Percentage of Fund's Total Assets: 0.20
Brokers: RBS, US Bancorp, Citigroup, BNP Paribas, RBC, UniCredit Capital Markets, ING, The Williams Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased: Gilead Sciences Inc. 3.050% due 12/1/2016
Purchase/Trade Date: 12/6/2011
Offering Price of Shares: $99.836
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $1,000,000
Percentage of Offering Purchased by Fund: 0.143
Percentage of Fund's Total Assets:  0.61
Brokers: BofA Merrill Lynch, Barclays Capital, RBC Capital Markets, Wells Fargo Securities, Goldman, Sachs & Co., JP Morgan, HSBC, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased: Hewlett-Packard Co. 3.300% due 12/9/2016
Purchase/Trade Date: 12/6/2011
Offering Price of Shares: $99.790
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $815,000
Percentage of Offering Purchased by Fund: 0.096
Percentage of Fund's Total Assets:  0.50
Brokers: Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BNP Paribas, BofA Merrill Lynch, Citigroup, Credit Suisse, HSBC, Mizuho Securities, RBS, Wells Fargo Securities
Purchased from: Goldman Sachs

Securities Purchased: Rabobank Nederland 3.375% due 1/19/2017
Purchase/Trade Date: 1/11/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $330,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.21
Brokers: Barclays Capital Inc., Credit Suisse Securities (SA) LLC; Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Barclays Capital

Securities Purchased: ABN Amro Bank NV 4.250% due 2/2/2017
Purchase/Trade Date: 1/30/2012
Offering Price of Shares: $99.902
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.25
Brokers: Barclays Capital Inc., PNC Paribas Securities Corp., JP Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC
Purchased from: JP Morgan

Securities Purchased: Aristotle Holding Inc., 2.650% due 2/15/2017 Purchase/Trade Date: 2/6/12
Offering Price of Shares: $99.025
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.01
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, RBS, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, Scotiabank, SMBC Nikko, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: Credit Suisse Securities

Securities Purchased: TransCanada PipeLines Limited 0.875% due 3/2/2015 Purchase/Trade Date: 2/28/2012
Offering Price of Shares: $99.629
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund:  0.060
Percentage of Fund's Total Assets:  0.19
Brokers: Deutsche Bank Securities, HSBC, Citigroup, Mitsubishi UFJ Securities, JP Morgan, BofA Merrill Lynch, Mizuho Securities, UBS Investment Bank
Purchased from: HSBC Securities

Securities Purchased: HSBC USA Inc. 2.375% due 2/13/2015
Purchase/Trade Date: 3/2/2012
Offering Price of Shares: $101.237
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $775,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets:  0.51
Brokers: HSBC Securities (USA) Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., Comerica Securities, Inc., Fifth Third Securities, Inc., Goldman, Sachs &
Co., JP Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc., US Bancorp Investments, Inc., Wells Fargo Securities, LLC
Purchased from: HSBC Securities Inc.

Securities Purchased: Commonwealth Bank of Australia 1.950% due 3/16/2015 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.962
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $480,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Fund's Total Assets:  0.31
Brokers: Citigroup Global Markets Inc., Goldman, Sachs & Co., JP Morgan Securities LLC, Morgan Stanley & Co. LLC, Commonwealth Bank of Australia Purchased from: JP Morgan

Securities Purchased: Phillips 66 1.950% due 3/5/2015
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.954
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets:  0.13
Brokers: Citigroup, Credit Suisse, JP Morgan, RBS, BofA Merrill Lynch, DNB Markets, Mitsubishi UFJ Securities, RBC Capital Markets, BNP Paribas, Deutsche Bank Securities, Lloyds Securities, Mizuho Securities, PNC Capital Markets LLC, Scotiabank, SMBC Nikko
Purchased from: JP Morgan

Securities Purchased: The Coca-Cola Company 0.750% due 3/13/3015
Purchase/Trade Date: 3/9/2012
Offering Price of Shares: $99.888
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $1,195,000
Percentage of Offering Purchased by Fund: 0.120
Percentage of Fund's Total Assets:  0.77
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, HSBC, UBS Investment Bank, Credit Suisse, JP Morgan, Morgan Stanley, Standard Chartered Bank Purchased from: Deutsche Bank Securities

Securities Purchased: Volkswagon International Finance NV 1.625% due 3/22/2015 Purchase/Trade Date: 3/19/2012
Offering Price of Shares: $99.712
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $1,195,000
Percentage of Offering Purchased by Fund: 0.096
Percentage of Fund's Total Assets: 0.77
Brokers: BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., Morgan Stanley Purchased from: Merrill Lynch

Securities Purchased: DBN Bank ASA 3.200% due 4/3/2017
Purchase/Trade Date: 3/26/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $610,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.39
Brokers: Barclays, Bank of America Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Goldman Sachs

Securities Purchased: Svenska Handelsbanken AB 2.875% due 4/4/2017 Purchase/Trade Date: 3/28/12
Offering Price of Shares: $99.908
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $390,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.25
Brokers: Citigroup Global Markets Inc., Goldman, Sachs & Co., JP Morgan Securities LLC, Morgan Stanley & Co. LLC
Purchased from: JP Morgan